UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2011

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2011, Gulfport Energy Corporation (the “Company”) entered into an Underwriting Agreement with CD Holding Company, LLC (the “Selling Stockholder”) and Credit Suisse Securities (USA) LLC and Johnson Rice & Company L.L.C., as representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering of 4,800,000 shares of the Company’s common stock at a public offering price of $32.00 per share, of which 2,400,000 shares were offered by the Company and 2,400,000 shares were offered by the Selling Stockholder. Pursuant to the Underwriting Agreement, each of the Company and the Selling Stockholder granted the underwriters a 30-day option to purchase up to an additional 360,000 shares of the Company’s common stock at the public offering price (less the underwriting discount) solely to cover over-allotments. On March 25, 2011, the underwriters exercised the over-allotment option in full. The Company intends to use the net proceeds from the offering to fund its pending Utica Shale acquisition and for general corporate purposes, which may include expenditures associated with the Company’s 2011 drilling programs. Pending application of the net proceeds for such purposes, the Company will repay the outstanding indebtedness under its revolving credit facility. The Company will not receive any proceeds from the sale of shares of its common stock by the Selling Stockholder. The offering closed on March 30, 2011.

The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-168180), filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2010 and declared effective on July 28, 2010 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, a preliminary prospectus supplement, filed with the SEC on March 21, 2011, and a prospectus supplement, filed with the SEC on March 28, 2011 (collectively, the “Prospectus”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 25, 2011, the Company issued a press release announcing the upsizing and pricing of the underwritten public offering of shares of its common stock. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 8.01. Other Events.

We are filing a legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

1.1	Underwriting Agreement, dated March 24, 2011, among Gulfport Energy Corporation, CD Holding Company, LLC and Credit Suisse Securities (USA) LLC and Johnson Rice & Company L.L.C., as representatives of the several underwriters named therein.

5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1).

99.1	Press release, dated March 25, 2011, entitled “Gulfport Energy Corporation Announces Upsizing and Pricing of Public Offering of Common Stock.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: March 30, 2011	By:	/s/ MICHAEL G. MOORE
Michael G. Moore Chief Financial Officer

Exhibit Index

Number	Exhibit

1.1	Underwriting Agreement, dated March 24, 2011, among Gulfport Energy Corporation, CD Holding Company, LLC and Credit Suisse Securities (USA) LLC and Johnson Rice & Company L.L.C., as representatives of the several underwriters named therein.

5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1).

99.1	Press release, dated March 25, 2011, entitled “Gulfport Energy Corporation Announces Upsizing and Pricing of Public Offering of Common Stock.”